EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
NOVEMBER 2019 MONTHLY DIVIDEND AND
OCTOBER 31, 2019 RMBS PORTFOLIO CHARACTERISTICS

•	November 2019 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of October 31, 2019
•	Next Dividend Announcement Expected December 12, 2019

Vero Beach, Fla., November 13, 2019 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of November 2019. The dividend of $0.08 per share will be paid December 31, 2019, to holders of record on November 29, 2019, with an ex-dividend date of November 27, 2019.  The Company plans on announcing its next dividend after the Board’s meeting on December 12, 2019.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 13, 2019, the Company had 63,058,209 shares outstanding. At September 30, 2019, the Company also had 63,058,209 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2019 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae and CMOs, and (ii) structured Agency RMBS. Orchid is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Oct 2019	Aug - Oct	Modeled	Modeled
					Net			Weighted	CPR	2019 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
Post Reset ARM	$1,111	$1,179	0.03%	$106.11	4.46%	4.91%	182	179	63.90%	38.50%	$7	$(7)
Fixed Rate CMO	312,979	325,822	8.88%	104.10	4.22%	4.58%	24	333	25.32%	23.05%	1,070	(1,841)
15yr 4.0	19,710	20,797	0.57%	105.51	4.00%	4.45%	17	156	24.05%	16.25%	240	(284)
15yr Total	19,710	20,797	0.57%	105.51	4.00%	4.45%	17	156	24.05%	16.25%	240	(284)
20yr 4.0	81,774	87,997	2.40%	107.61	4.00%	4.48%	27	208	9.58%	12.00%	1,697	(1,805)
20yr Total	81,774	87,997	2.40%	107.61	4.00%	4.48%	27	208	9.58%	12.00%	1,697	(1,805)
30yr 3.0	160,678	164,229	4.47%	102.21	3.00%	3.95%	4	355	5.95%	3.83%	2,803	(3,875)
30yr 3.5	641,434	671,902	18.30%	104.75	3.50%	4.16%	5	353	5.28%	6.47%	10,813	(14,480)
30yr 4.0	979,684	1,043,826	28.44%	106.55	4.00%	4.60%	15	342	20.35%	18.60%	13,132	(17,943)
30yr 4.5	419,876	454,970	12.39%	108.36	4.50%	5.05%	10	349	14.42%	12.44%	4,082	(5,920)
30yr 5.0	722,673	795,800	21.68%	110.12	5.00%	5.52%	17	341	20.69%	17.59%	7,260	(9,592)
30yr Total	2,924,345	3,130,727	85.29%	107.06	4.15%	4.76%	12	346	15.49%	14.56%	38,090	(51,810)
Total Pass Through RMBS	3,339,919	3,566,522	97.16%	106.78	4.16%	4.74%	13	340	16.33%	15.45%	41,104	(55,747)
Structured RMBS
Interest-Only Securities	697,753	79,124	2.16%	11.34	3.76%	4.34%	70	247	25.35%	22.56%	(9,369)	10,599
Inverse Interest-Only Securities	194,607	25,062	0.68%	12.88	3.21%	4.86%	64	286	16.08%	14.84%	1,088	(1,840)
Total Structured RMBS	892,360	104,186	2.84%	11.68	3.64%	4.46%	69	255	23.32%	20.88%	(8,281)	8,759
Total Mortgage Assets	$4,232,279	$3,670,708	100.00%		4.05%	4.68%	25	322	17.80%	16.75%	$32,823	$(46,988)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(500,000)	Dec-2020									(3,125)	3,125
Fed Funds Futures	(400,000)	Mar-2020									(833)	833
Swaps	(2,120,000)	May-2022									(26,072)	26,072
5-Year Treasury Future	(140,000)	Dec-2019(3)									(2,154)	5,670
TBA Long
Hedge Total	$(3,160,000)										$(32,184)	$35,700
Rate Shock Grand Total											$639	$(11,288)

(1)	Amounts in the tables above exclude assets with a fair value of approximately $366.6 million sold in October 2019, which settle in November 2019.
(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $119.20 at October 31, 2019. The notional contract value of the short position was $166.9 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of October 31, 2019			As of October 31, 2019
Fannie Mae	$2,892,794	78.8%	Non-Whole Pool Assets	$600,891	16.4%
Freddie Mac	775,630	21.1%	Whole Pool Assets	3,069,817	83.6%
Ginnie Mae	2,284	0.1%	Total Mortgage Assets	$3,670,708	100.0%
Total Mortgage Assets	$3,670,708	100.0%

(1)	Amounts in the tables above exclude assets with a fair value of approximately $366.6 million sold in October 2019, which settle in November 2019.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of October 31, 2019	Borrowings	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$453,414	11.8%	2.40%	26	12/12/2019
Mirae Asset Securities (USA) Inc.	400,193	10.4%	2.12%	37	2/13/2020
Wells Fargo Bank, N.A.	372,162	9.7%	2.08%	29	1/21/2020
RBC Capital Markets, LLC	337,504	8.8%	2.14%	59	1/13/2020
Cantor Fitzgerald & Co	324,690	8.5%	2.13%	13	11/18/2019
Citigroup Global Markets Inc	224,212	5.8%	2.11%	72	1/14/2020
ASL Capital Markets Inc.	217,044	5.7%	2.05%	62	1/29/2020
ABN AMRO Bank N.V.	207,186	5.4%	2.14%	9	11/15/2019
ED&F Man Capital Markets Inc	203,773	5.3%	2.11%	52	2/10/2020
South Street Securities, LLC	174,188	4.5%	2.49%	114	4/9/2020
Mitsubishi UFJ Securities (USA), Inc	165,296	4.3%	2.44%	29	1/28/2020
ING Financial Markets LLC	159,970	4.2%	2.04%	78	1/27/2020
Daiwa Securities America Inc.	111,101	2.9%	2.16%	7	11/12/2019
ICBC Financial Services LLC	101,593	2.6%	2.11%	14	11/14/2019
Guggenheim Securities, LLC	90,155	2.4%	2.07%	44	1/30/2020
FHLB-Cincinnati	78,926	2.1%	1.85%	1	11/1/2019
Lucid Cash Fund USG LLC	53,854	1.4%	2.14%	14	11/14/2019
Nomura Securities International, Inc.	48,554	1.3%	2.10%	14	11/14/2019
Bank of Montreal	40,767	1.1%	2.15%	16	11/27/2019
J.V.B. Financial Group, LLC	28,245	0.7%	2.19%	57	1/6/2020
Merrill Lynch, Pierce, Fenner & Smith	26,271	0.7%	2.29%	9	11/12/2019
Lucid Prime Fund, LLC	13,395	0.3%	2.18%	14	11/14/2019
Mizuho Securities USA, Inc	3,190	0.1%	2.47%	15	11/15/2019
Total Borrowings	$3,835,683	100.0%	2.17%	39	4/9/2020

(1)
In October 2019, the Company sold assets with a fair value of approximately $366.6 million, which settle in November 2019 that collateralize approximately $363.7 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400